                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                                  /s/ KEVIN R. BRINE
                                                  ------------------------------
                                                  Kevin R. Brine
                                                  Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                              /s/ EDWARD A. FOX
                                              ----------------------------------
                                              Edward A. Fox
                                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                              /s/ STEVEN A. HIRSH
                                              ----------------------------------
                                              Steven A. Hirsh
                                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                                 /s/ JAMES M. LITVACK
                                                 --------------------------
                                                 James M. Litvack
                                                 Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                           /s/ ROBERT F. WRIGHT
                                           ---------------------------------
                                           Robert F. Wright
                                           Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                            /s/ PHILIP R. O'CONNOR
                                            -------------------------------
                                            Philip R. O'Connor
                                            Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                              /s/ HAROLD F. ILG
                                              -----------------------------
                                              Harold F. Ilg
                                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being the principal financial officer and principal accounting officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof. The foregoing appointment shall not, notwithstanding anything to the contrary contained therein, apply with respect to any certifications or other matters contained in the aforementioned Annual Reports which the undersigned is required by law, rule or regulation to execute personally.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                            /s/ THOMAS W. BURGHART
                                            ---------------------------------
                                            Thomas W. Burghart
                                            Principal Financial Officer
                                            and Principal Accounting Officer

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                               /s/ LAWRENCE E. DAURELLE
                                               -------------------------------
                                               Lawrence E. Daurelle
                                               Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2006, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2007.

                                            /s/ JAMES N. MEEHAN
                                            ----------------------------------
                                            James N. Meehan
                                            Director